October 31, 2002

       Oppenheimer
       Emerging Growth Fund

                                  Annual Report
                                  -------------
                                   Management
                                  Commentaries

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"The U.S. economy continues to show signs of improvement, leading us to believe that the bottom of the economic downturn may be behind us. In light of this outlook, we believe that currently depressed prices for many small-cap growth stocks offer historically attractive investment opportunities."

[LOGO]
Oppenheimer Funds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Emerging Growth Fund seeks capital appreciation.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
     with Your Fund's
     Managers

 7  Fund Performance

13  Financial
     Statements

32  Independent
     Auditors' Report

33  Federal Income Tax
     Information

34  Trustees and Officers

Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/02
          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -30.89%      -34.86%
---------------------------------
Class B   -31.50       -34.93
---------------------------------
Class C   -31.47       -32.15
---------------------------------
Class N   -31.08       -31.77
---------------------------------
Class Y   -30.58


Top Ten Common Stock Holdings 1
Skyworks Solutions, Inc.            2.7%
SurModics, Inc.                     2.3
Nuerocrine Biosciences, Inc.        2.1
Zoran Corp.                         2.0
Integrated Circuit Systems, Inc.    1.8
Accredo Health, Inc.                1.8
Corinthian Colleges, Inc.           1.8
NPS Pharmaceuticals, Inc.           1.7
Cree, Inc.                          1.6
Eon Labs, Inc.                      1.6

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

1. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

LETTER TO SHAREHOLDERS

Dear Shareholder,





In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.

   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.

   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.

   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[PHOTO OF JOHN V. MURPHY]

John V. Murphy
President
Oppenheimer
Emerging Growth
Fund

 1 | OPPENHEIMER EMERGING GROWTH FUND

LETTER TO SHAREHOLDERS

   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ John V. Murphy
------------------
John V. Murphy
November 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

2 | OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q

How would you characterize the Fund's performance during the 12-month period that ended October 31, 2002?

A. The Fund's performance suffered due to a harsh environment for virtually all stock sectors and investment styles, including the kinds of micro- and small-cap growth stocks on which the Fund focuses. While we are disappointed with these results, we do not find them surprising in light of market conditions and the Fund's aggressive, small-cap focus. Over the long term, however, we believe the Fund's investment style and areas of concentration offer outstanding capital appreciation opportunities for disciplined investors.

What made this such a volatile period for emerging growth stocks?

A variety of economic and political developments undermined market performance. Most significant for growth-oriented stocks was a sharp decline in corporate capital spending, which began in mid-2000 and persisted throughout the period. The slowdown in business spending hit technology and telecommunications-related companies especially hard.

   In early 2002, U.S. economic data began to show signs of recovery, bolstered by low interest rates and strength in the consumer sector. Although certain areas of technology and telecommunications continued to suffer from the lingering effects of the capital spending recession, other industries experienced a degree of increased activity. However, the overall return to growth proved slower than forecast. The war on terrorism exacerbated concerns regarding the pace of U.S. economic growth and introduced an added level of uncertainty into the economic equation. Furthermore, highly publicized accounting debacles at prominent corporations undermined confidence in the accuracy of financial statements at a variety of other companies. These conditions drove stock prices broadly lower during the second quarter of 2002.

Portfolio Manager
Laura Granger

3 | OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

How did you manage the Fund in light of these difficult conditions?

We remained deeply committed to the Fund's investment approach, which focuses on disciplined, issue-by-issue stock analysis in the small-cap growth arena. Despite recent volatility, we continue to believe that well-managed, financially sound companies that offer products and services of emerging importance will be rewarded by the marketplace over time. With that in mind, we conduct a time-consuming, hands-on evaluation of each potential investment's finances, operations, management quality and competitive environment. We pour over balance sheets, talk to key company personnel, and employ a wide range of other resources to identify the companies with the greatest opportunities to expand margins, accelerate growth, and emerge as leaders within their industries. By identifying and investing in such companies for the long term, we seek to capture the reward for our shareholders.

Which industries and individual holdings had the greatest impact on performance?

As we mentioned earlier, technology companies were hit particularly hard by the pull-back in corporate capital spending. Declines in technology stocks were the single largest factor driving the Fund's negative performance, most of which occurred during the second quarter of 2002. A few technology holdings, such as QLogic Corp. and Neoware Systems, Inc., performed well despite the downward trend. However, the vast majority of technology stocks fell whether or not a company continued to meet, or exceed, earnings expectations. Some decliners were among the Fund's strongest performers in prior periods. Others rose sharply in fourth quarter 2001, only to fall back during the second half of the period. Nevertheless, technology remains the area where we generally find the largest number of investment opportunities in small, financially solid companies with products or services that appear likely to produce accelerating earnings and revenue growth over time.

[SIDEBAR]
Despite recent volatility, we continue to believe that well-managed, financially sound companies that offer products and services of emerging importance will be rewarded by the marketplace over time.

4 | OPPENHEIMER EMERGING GROWTH FUND

   Fund performance was also negatively affected by our relatively small percentage of holdings in the energy sector, an area that benefited from rising oil and gas prices. We generally find few investment opportunities in energy that meet our investment criteria for true growth stocks, since performance is generally dependent on the price of commodities rather than the intrinsic strength of a company's product or service.

   On a more positive note, the Fund benefited from several investments that bucked the market's negative trend. We scored gains in gaming company stocks, including casino operators, such as Penn National Gaming, Inc. and AmeriStar Casinos, Inc., as well as electronic game developers, such as Activision, Inc. Such stocks rose on the strength of continued consumer spending. Rising levels of spending on continuing education boosted education-related holdings, such as Career Education Corp. and University of Phoenix Online. Finally, health care holdings, including specialty pharmaceutical companies such as Noven Pharmaceuticals, Inc. and Pharmaceutical Resources, Inc., also delivered healthy returns, particularly during the second half of the period.

What is your outlook for the future?

The U.S. economy continues to show signs of improvement, leading us to believe that the bottom of the economic downturn may be behind us. In light of this outlook, we believe that currently depressed prices for many small-cap growth stocks offer historically attractive investment opportunities. However, our focus remains firmly on the fundamental quality and growth characteristics of the individual companies we follow, rather than on current market trends. We remain confident that our disciplined investment strategy will enable us to continue identifying companies with exceptional growth potential, which is what makes Oppenheimer Emerging Growth Fund part of The Right Way to Invest.

Average Annual Total Returns with Sales Charge

For the Periods Ended 9/30/02 2

Class A      Since
1-Year       Inception
----------------------
-29.48%      -29.34%

Class B      Since
1-Year       Inception
----------------------
-29.51%      -29.29%

Class C      Since
1-Year       Inception
----------------------
-26.50%      -27.71%

Class N      Since
1-Year       Inception
----------------------
-26.13%      -23.61%

Class Y      Since
1-Year       Inception
----------------------
-24.86%      -26.90%

2. See Notes on page 11 for further details.

5 | OPPENHEIMER EMERGING GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Top Five Common Stock Industries 4
-------------------------------------------------------------
Semiconductor Equipment & Products                      15.7%
-------------------------------------------------------------
Health Care Providers & Services                         8.7
-------------------------------------------------------------
Commercial Services & Supplies                           7.0
-------------------------------------------------------------
Specialty Retail                                         6.6
-------------------------------------------------------------
Pharmaceuticals                                          6.4


Sector Allocation 3


[GRAPHIC OMITTED]

o Information Technology                           43.7%
    Semiconductor Equipment & Products             16.5
    Computers & Peripherals                         6.7
    Internet Software & Services                    4.9
    Communications Equipment                        4.8
    Electronic
    Equipment & Instruments                         4.5
    Software                                        3.8
    IT Consulting & Services                        2.5
o Health Care                                      25.2
    Health Care
    Providers
    & Services                                      9.1
    Pharmaceuticals                                 6.7
    Health Care Equipment &
    Supplies                                        5.0
    Biotechnology                                   4.4
o Consumer Discretionary                           16.0
o Industrials                                       8.2
o Financials                                        5.2
o Energy                                            0.9
o Consumer Staples                                  0.8

3. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings.
4. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets.

6 | OPPENHEIMER EMERGING GROWTH FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

Management's Discussion of Performance. During the one-year period that ended October 31, 2002, Oppenheimer Emerging Growth Fund suffered losses amid widespread declines in stock prices. Stocks fell primarily due to unexpectedly weak U.S. economic performance, exacerbated by global political stresses and uncertainties regarding corporate governance issues. Declines proved particularly severe among technology stocks, an area in which we found the greatest number of investments meeting the Fund's criteria for long-term growth. Performance also suffered due to the relatively small percentage of energy stocks among the Fund's holdings. Investments in the gaming, education and healthcare sectors helped compensate for some of the Fund's losses in other areas. The Fund's portfolio and our management strategies are subject to change.

Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2002. Performance is measured from the inception of Class A, B, C, and Y on November 1, 2000. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the Russell 2000 Index and the Russell 2000 Growth Index, unmanaged indices of small cap issuers and small cap issuers with above-average growth characteristics, respectively.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

7 | OPPENHEIMER EMERGING GROWTH FUND

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Emerging Growth Fund (Class A)
     Russell 2000 Index
     Russell 2000 Growth Index

[LINE CHART]

     Value of Investment   Russell 2000   Russell 2000
Date             In Fund          Index   Growth Index

11/01/2000        $9,425        $10,000        $10,000
01/31/2001         9,863         10,251          9,388
04/30/2001         8,350          9,823          8,266
07/31/2001         8,983          9,848          7,947
10/31/2001         7,990          8,730          6,850
01/31/2002         8,860          9,883          7,603
04/30/2002         7,716         10,479          7,562
07/31/2002         5,683          8,080          5,515
10/31/2002         5,522          7,720          5,373

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02* 1-Year -34.86% Since Inception -25.69%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Emerging Growth Fund (Class B)
     Russell 2000 Index
     Russell 2000 Growth Index

[LINE CHART]

      Value of Investment    Russell 2000        Russell 2000
Date              In Fund           Index        Growth Index

11/01/2000        $10,000         $10,000             $10,000
01/31/2001         10,439          10,251               9,388
04/30/2001          8,815           9,823               8,266
07/31/2001          9,466           9,848               7,947
10/31/2001          8,403           8,730               6,850
01/31/2002          9,296           9,883               7,603
04/30/2002          8,083          10,479               7,562
07/31/2002          5,937           8,080               5,515
10/31/2002          5,526           7,720               5,373

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02* 1-Year -34.93% Since Inception -25.66%

*See Notes on page 11 for further details.

The performance information for both indices in the graphs begins on 10/31/00 for Class A, Class B, Class C and Class Y, and on 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

8 | OPPENHEIMER EMERGING GROWTH FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Emerging Growth Fund (Class C)
     Russell 2000 Index
     Russell 2000 Growth Index

[LINE CHART]

       Value of Investment     Russell 2000     Russell 2000
Date               In Fund            Index     Growth Index

11/01/2000         $10,000          $10,000          $10,000
01/31/2001          10,448           10,251            9,388
04/30/2001           8,823            9,823            8,266
07/31/2001           9,475            9,848            7,947
10/31/2001           8,412            8,730            6,850
01/31/2002           9,295            9,883            7,603
04/30/2002           8,091           10,479            7,562
07/31/2002           5,946            8,080            5,515
10/31/2002           5,765            7,720            5,373

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02* 1-Year -32.15% Since Inception -24.07%

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Emerging Growth Fund (Class N)
     Russell 2000 Index
     Russell 2000 Growth Index

[LINE CHART]

             Value of Investment    Russell 2000    Russell 2000
Date               In Fund            Index         Growth Index

03/01/2001         $10,000          $10,000           $10,000
04/30/2001          10,652           10,255            10,204
07/31/2001          11,449           10,281             9,810
10/31/2001          10,181            9,114             8,455
01/31/2002          11,268           10,317             9,385
04/30/2002           9,807           10,940             9,334
07/31/2002           7,222            8,435             6,807
10/31/2002           7,017            8,060             6,632

Average Annual Total Returns of Class N Shares of the Fund at 10/31/02*

1-Year -31.77% Since Inception -19.15%

9 | OPPENHEIMER EMERGING GROWTH FUND

FUND PERFORMANCE

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Emerging Growth Fund (Class Y)
     Russell 2000 Index
     Russell 2000 Growth Index

[LINE CHART]

       Value of Investment     Russell 2000     Russell 2000
Date               In Fund            Index     Growth Index

11/01/2000         $10,000          $10,000          $10,000
01/31/2001          10,468           10,251            9,388
04/30/2001           8,862            9,823            8,266
07/31/2001           9,545            9,848            7,947
10/31/2001           8,501            8,730            6,850
01/31/2002           9,424            9,883            7,603
04/30/2002           8,220           10,479            7,562
07/31/2002           6,062            8,080            5,515
10/31/2002           5,901            7,720            5,373

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02* 1-Year -30.58% Since Inception -23.18%

*See Notes on page 11 for further details.

The performance information for both indices in the graphs begins on 10/31/00 for Class A, Class B, Class C and Class Y, and on 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

10 | OPPENHEIMER EMERGING GROWTH FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%

Class B shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11 | OPPENHEIMER EMERGING GROWTH FUND

                                                            Financial Statements
                                                                     Pages 13-31

12 | OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS  October 31, 2002

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Common Stocks--94.9%
--------------------------------------------------------------------------------
 Consumer Discretionary--15.2%
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--1.7%
 Alliance Gaming
 Corp. 1                                                  10,000     $   167,600
--------------------------------------------------------------------------------
 Panera Bread Co.,
 Cl. A 1                                                  12,000         390,000
                                                                     -----------
                                                                         557,600

--------------------------------------------------------------------------------
 Household Durables--1.4%
 Beazer Homes USA, Inc. 1                                  3,100         203,763
--------------------------------------------------------------------------------
 Meritage Corp. 1                                          6,300         252,000
                                                                     -----------
                                                                         455,763

--------------------------------------------------------------------------------
 Internet & Catalog Retail--0.7%
 J. Jill Group, Inc. 1                                    10,000         215,600
--------------------------------------------------------------------------------
 Leisure Equipment & Products--1.3%
 Action Performance
 Cos., Inc.                                               20,300         418,992
--------------------------------------------------------------------------------
 Media--2.0%
 Lin TV Corp. 1                                            7,000         144,410
--------------------------------------------------------------------------------
 Radio One, Inc.,
 Cl. D 1                                                  30,100         502,068
                                                                     -----------
                                                                         646,478

--------------------------------------------------------------------------------
 Multiline Retail--1.5%
 Fred's, Inc.                                             17,000         463,947
--------------------------------------------------------------------------------
 Specialty Retail--6.6%
 Aaron Rents, Inc.                                        15,000         323,250
--------------------------------------------------------------------------------
 Electronics Boutique
 Holdings Corp. 1                                         11,400         287,291
--------------------------------------------------------------------------------
 GameStop Corp. 1                                         25,600         458,240
--------------------------------------------------------------------------------
 Hollywood
 Entertainment
 Corp. 1                                                  21,600         424,656
--------------------------------------------------------------------------------
 Too, Inc. 1                                              13,000         328,900
--------------------------------------------------------------------------------
 Urban Outfitters,
 Inc. 1                                                   11,000         264,220
                                                                     -----------
                                                                       2,086,557

--------------------------------------------------------------------------------
 Consumer Staples--0.7%
--------------------------------------------------------------------------------
 Food Products--0.7%
 Horizon Organic
 Holding Corp. 1                                          15,000         237,915


                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Energy--0.8%
--------------------------------------------------------------------------------
 Oil & Gas--0.8%
 Spinnaker
 Exploration Co. 1                                        13,000     $   250,250
--------------------------------------------------------------------------------
 Financials--5.0%
--------------------------------------------------------------------------------
 Banks--1.8%
 R&G Financial Corp.,
 Cl. B                                                    14,200         339,238
--------------------------------------------------------------------------------
 W Holding Co., Inc.                                      13,000         231,010
                                                                     -----------
                                                                         570,248

--------------------------------------------------------------------------------
 Diversified Financials--2.0%
 American Capital
 Strategies Ltd.                                          14,100         277,206
--------------------------------------------------------------------------------
 iDine Rewards
 Network, Inc. 1                                          38,900         350,100
                                                                     -----------
                                                                         627,306

--------------------------------------------------------------------------------
 Real Estate--1.2%
 Annaly Mortgage
 Management, Inc.                                         21,700         380,401
--------------------------------------------------------------------------------
 Health Care--24.0%
--------------------------------------------------------------------------------
 Biotechnology--4.2%
 Amylin
 Pharmaceuticals,
 Inc. 1                                                    9,000         156,420
--------------------------------------------------------------------------------
 Cepheid, Inc. 1                                          53,700         266,298
--------------------------------------------------------------------------------
 Myriad
 Genetics, Inc. 1                                         14,300         258,258
--------------------------------------------------------------------------------
 Nuerocrine
 Biosciences, Inc. 1                                      14,700         660,030
                                                                     -----------
                                                                       1,341,006

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--4.7%
 Advanced
 Neuromodulation
 Systems, Inc. 1                                          12,000         365,880
--------------------------------------------------------------------------------
 Biosite, Inc. 1                                          14,000         404,320
--------------------------------------------------------------------------------
 SurModics, Inc. 1                                        21,500         735,730
                                                                     -----------
                                                                       1,505,930

--------------------------------------------------------------------------------
 Health Care Providers & Services--8.7%
 Accredo
 Health, Inc. 1                                           12,500         578,500
--------------------------------------------------------------------------------
 AmSurg Corp. 1                                            8,000         222,880
--------------------------------------------------------------------------------
 CTI Molecular
 Imaging, Inc. 1                                          12,800         289,024



13 | OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF INVESTMENTS  Continued



                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Health Care Providers & Services Continued
 Dianon Systems, Inc. 1                                    6,200     $   248,000
--------------------------------------------------------------------------------
 First Horizon
 Pharmaceutical
 Corp. 1                                                 101,150         371,221
--------------------------------------------------------------------------------
 LabOne, Inc. 1                                           19,300         336,399
--------------------------------------------------------------------------------
 LifePoint
 Hospitals, Inc. 1                                        10,700         335,445
--------------------------------------------------------------------------------
 United Surgical
 Partners
 International, Inc. 1                                    18,800         373,368
                                                                     -----------
                                                                       2,754,837

--------------------------------------------------------------------------------
 Pharmaceuticals--6.4%
 Eon Labs, Inc. 1                                         22,900         515,937
--------------------------------------------------------------------------------
 NPS Pharmaceuticals,
 Inc. 1                                                   20,800         540,384
--------------------------------------------------------------------------------
 Pharmaceutical
 Resources, Inc. 1                                         9,000         212,130
--------------------------------------------------------------------------------
 Scios-Nova, Inc. 1                                       12,000         346,320
--------------------------------------------------------------------------------
 Taro Pharmaceutical
 Industries Ltd. 1                                        12,000         417,000
                                                                     -----------
                                                                       2,031,771

--------------------------------------------------------------------------------
 Industrials--7.8%
--------------------------------------------------------------------------------
 Aerospace & Defense--0.7%
 Aeroflex, Inc. 1                                         36,700         212,493
--------------------------------------------------------------------------------
 Commercial Services & Supplies--7.0%
 Coinstar, Inc. 1                                         13,000         389,870
--------------------------------------------------------------------------------
 Corinthian
 Colleges, Inc. 1                                         15,000         568,500
--------------------------------------------------------------------------------
 FTI Consulting,
 Inc. 1                                                   10,000         416,000
--------------------------------------------------------------------------------
 Stericycle, Inc. 1                                       11,800         392,940
--------------------------------------------------------------------------------
 University of
 Phoenix Online 1                                         14,600         454,060
                                                                     -----------
                                                                       2,221,370

--------------------------------------------------------------------------------
 Road & Rail--0.1%
 SCS Transportation,
 Inc. 1                                                    4,000          36,400
--------------------------------------------------------------------------------
 Information Technology--41.4%
--------------------------------------------------------------------------------
 Communications Equipment--4.5%
 Brocade
 Communications
 Systems, Inc. 1                                          39,000         267,930
--------------------------------------------------------------------------------
 ECtel Ltd. 1                                             24,300         192,481



                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 Communications Equipment Continued
 Emulex Corp. 1                                           12,100     $   217,195
--------------------------------------------------------------------------------
 McDATA Corp.,
 Cl. B 1                                                  32,000         212,800
--------------------------------------------------------------------------------
 NetScreen
 Technologies, Inc. 1                                     20,000         263,400
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                        16,900         288,652
                                                                     -----------
                                                                       1,442,458

--------------------------------------------------------------------------------
 Computers & Peripherals--6.3%
 ATI Technologies,
 Inc. 1                                                   55,000         353,100
--------------------------------------------------------------------------------
 Drexler Technology

 Corp. 1                                                  11,700         211,419
--------------------------------------------------------------------------------
 Imation Corp. 1                                           6,000         245,520
--------------------------------------------------------------------------------
 Lexar Media, Inc. 1                                     122,500         487,550
--------------------------------------------------------------------------------
 SanDisk Corp. 1                                          15,200         300,504
--------------------------------------------------------------------------------
 Synaptics, Inc. 1                                        40,000         244,440
--------------------------------------------------------------------------------
 Western Digital
 Corp. 1                                                  27,000         167,130
                                                                     -----------
                                                                       2,009,663

--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--4.3%
 Kopin Corp. 1                                            66,600         247,086
--------------------------------------------------------------------------------
 OmniVision

 Technologies, Inc. 1                                     33,000         373,560
--------------------------------------------------------------------------------
 OSI Systems, Inc. 1                                      18,500         295,815
--------------------------------------------------------------------------------
 Virage Logic Corp. 1                                     40,100         452,689
                                                                     -----------
                                                                       1,369,150

--------------------------------------------------------------------------------
 Internet Software & Services--4.7%
 Internet Security
 Systems, Inc. 1                                          27,600         509,496
--------------------------------------------------------------------------------
 j2 Global
 Communications,
 Inc. 1                                                   10,000         274,300
--------------------------------------------------------------------------------
 MatrixOne, Inc. 1                                        35,000          92,050
--------------------------------------------------------------------------------
 Overture
 Services, Inc. 1                                         12,000         330,360
--------------------------------------------------------------------------------
 SupportSoft, Inc. 1                                      72,600         275,880
                                                                     -----------
                                                                       1,482,086

--------------------------------------------------------------------------------
 IT Consulting & Services--2.3%
 Anteon
 International Corp. 1                                    13,000         299,000
--------------------------------------------------------------------------------
 Cognizant Technology
 Solutions Corp. 1                                         3,400         224,978



14 | OPPENHEIMER EMERGING GROWTH FUND

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
 IT Consulting & Services Continued
 Syntel, Inc. 1                                           12,000     $   220,308
                                                                     -----------
                                                                         744,286

--------------------------------------------------------------------------------
 Semiconductor Equipment & Products--15.7%
 ASM International
 NV 1                                                     20,000         254,000
--------------------------------------------------------------------------------
 ChipPAC, Inc. 1                                         178,200         472,408
--------------------------------------------------------------------------------
 Cree, Inc. 1                                             30,100         519,225
--------------------------------------------------------------------------------
 Exar Corp. 1                                             14,600         183,960
--------------------------------------------------------------------------------
 Integrated Circuit
 Systems, Inc. 1                                          28,600         584,584
--------------------------------------------------------------------------------
 O2Micro
 International Ltd. 1                                     35,900         307,986
--------------------------------------------------------------------------------
 QLogic Corp. 1                                           12,000         417,720
--------------------------------------------------------------------------------
 Silicon Image, Inc. 1                                   108,100         484,288
--------------------------------------------------------------------------------
 Silicon Laboratories,
 Inc. 1                                                   13,500         287,415
--------------------------------------------------------------------------------
 Skyworks Solutions,
 Inc. 1                                                  120,100         852,710
--------------------------------------------------------------------------------
 Zoran Corp. 1                                            42,100         631,079
                                                                     -----------
                                                                       4,995,375

--------------------------------------------------------------------------------
 Software--3.6%
 Citrix Systems, Inc. 1                                   30,000         226,500
--------------------------------------------------------------------------------
 Macromedia, Inc. 1                                       27,000         302,670
--------------------------------------------------------------------------------
 NetIQ Corp. 1                                            27,600         389,436
--------------------------------------------------------------------------------
 Precise Software
 Solutions Ltd. 1                                         20,000         232,000
                                                                     -----------
                                                                       1,150,606

                                                                     -----------
 Total Common Stocks
 (Cost $32,518,548)                                                   30,208,488



                                                       Principal   Market Value
                                                          Amount     See Note 1
-------------------------------------------------------------------------------
 Joint Repurchase Agreements--6.2%
 Undivided interest of 0.53% in joint repurchase
 agreement (Market Value $371,794,000) with
 Banc One Capital Markets, Inc., 1.85%, dated
 10/31/02, to be repurchased at $1,966,101 on
 11/1/02, collateralized by U.S. Treasury Nts.,
 3.25%, 12/31/03, with a value of $136,423,268,
 U.S. Treasury Bonds, 2.125%, 10/31/04, with a
 value of $145,203,510 and U.S. Treasury Bills,
 12/26/02, with a value of $97,874,253
 (Cost $1,966,000)                                    $1,966,000     $1,966,000

-------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $34,484,548)                                        101.1%    32,174,488
-------------------------------------------------------------------------------
 Liabilities
 in Excess of
 Other Assets                                               (1.1)      (340,960)
                                                           --------------------
 Net Assets                                                100.0%   $31,833,528
                                                           ====================


Footnotes to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


-------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $34,484,548)--
   see accompanying statement                                      $32,174,488
-------------------------------------------------------------------------------
 Cash                                                                   73,748
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                      433,917
 Shares of beneficial interest sold                                     45,055
 Interest and dividends                                                    339
 Other                                                                     509
                                                                   ------------
 Total assets                                                       32,728,056

-------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                 676,693
 Shares of beneficial interest redeemed                                146,596
 Shareholder reports                                                    17,645
 Transfer and shareholder servicing agent fees                          16,124
 Distribution and service plan fees                                      3,054
 Trustees' compensation                                                    902
 Other                                                                  33,514
                                                                   ------------
 Total liabilities                                                     894,528

-------------------------------------------------------------------------------
 Net Assets                                                        $31,833,528
                                                                   ============

-------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                   $49,286,864
-------------------------------------------------------------------------------
 Accumulated net investment loss                                          (830)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions          (15,142,446)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                         (2,310,060)
                                                                   ------------
 Net Assets                                                        $31,833,528
                                                                   ============


16 | OPPENHEIMER EMERGING GROWTH FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $19,309,912 and 3,304,633 shares of beneficial
 interest outstanding)                                                     $5.84
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                        $6.20
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,394,726 and 1,113,948 shares of beneficial
 interest outstanding)                                                     $5.74
--------------------------------------------------------------------------------
Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,877,059 and 848,561 shares of beneficial interest
 outstanding)                                                              $5.75
--------------------------------------------------------------------------------
Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $594,336 and 102,326 shares of beneficial interest
 outstanding)                                                              $5.81
--------------------------------------------------------------------------------
Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $657,495 and 111,795 shares of beneficial
 interest outstanding)                                                     $5.88

 See accompanying Notes to Financial Statements.



17 | OPPENHEIMER EMERGING GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002


--------------------------------------------------------------------------------
 Investment Income

 Dividends (net of foreign withholding taxes of $1,046)            $    122,116
--------------------------------------------------------------------------------
 Interest                                                                29,901
                                                                   -------------
 Total investment income                                                152,017

--------------------------------------------------------------------------------
 Expenses

 Management fees                                                        354,678
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 43,961
 Class B                                                                 69,723
 Class C                                                                 30,539
 Class N                                                                  2,054
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 99,878
 Class B                                                                 33,546
 Class C                                                                 14,008
 Class N                                                                  1,732
 Class Y                                                                  1,192
--------------------------------------------------------------------------------
 Shareholder reports                                                     50,605
--------------------------------------------------------------------------------
 Legal, auditing and other professional fees                             30,194
--------------------------------------------------------------------------------
 Trustees' compensation                                                   1,860
--------------------------------------------------------------------------------
 Custodian fees and expenses                                              1,797
--------------------------------------------------------------------------------
 Other                                                                    8,449
                                                                   -------------
 Total expenses                                                         744,216
 Less reduction to custodian expenses                                      (388)
 Less voluntary waiver of transfer and shareholder servicing agent fees
   --Classes A, B, C and N                                              (25,860)
 Less voluntary waiver of transfer and shareholder servicing agent fees
   --Class Y                                                             (1,019)
                                                                   -------------
 Net expenses                                                           716,949

--------------------------------------------------------------------------------
 Net Investment Loss                                                   (564,932)

--------------------------------------------------------------------------------
 Realized and Unrealized Loss

 Net realized loss on investments                                   (10,327,183)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                (4,009,696)
                                                                   -------------
 Net realized and unrealized loss                                   (14,336,879)

--------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations              $(14,901,811)
                                                                   =============


 See accompanying Notes to Financial Statements.


18 | OPPENHEIMER EMERGING GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                         2002         2001 1
------------------------------------------------------------------------------------
 Operations
------------------------------------------------------------------------------------
 Net investment loss                                    $   (564,932)  $  (154,598)
------------------------------------------------------------------------------------
 Net realized loss                                       (10,327,183)   (4,815,263)
------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     (4,009,696)    1,699,636
                                                        ----------------------------
 Net decrease in net assets resulting from operations    (14,901,811)   (3,270,225)

------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                          --       (43,026)
 Class B                                                          --        (2,238)
 Class C                                                          --          (919)
 Class N                                                          --            --
 Class Y                                                          --            (4)

------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                   9,052,385    23,174,455
 Class B                                                   5,795,703     4,127,837
 Class C                                                   3,538,108     2,516,150
 Class N                                                     794,048        35,869
 Class Y                                                     675,716       238,480

------------------------------------------------------------------------------------
 Net Assets

 Total increase                                            4,954,149    26,776,379
------------------------------------------------------------------------------------
 Beginning of period                                      26,879,379       103,000 2
                                                         ---------------------------
 End of period [including accumulated net investment
 losses of $830 and $411, respectively]                  $31,833,528   $26,879,379
                                                         ===========================



1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.
2. Reflects the value of the Manager's initial seed money investment at October 18, 2000.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS


  Class A     Year Ended October 31                             2002        2001 1
------------------------------------------------------------------------------------
 Per Share Operating Data
------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $8.45        $10.00
------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.10)         (.03)
 Net realized and unrealized loss                              (2.51)        (1.49)
                                                               --------------------
 Total from investment operations                              (2.61)        (1.52)
------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          (.03)
------------------------------------------------------------------------------------
 Net asset value, end of period                                $5.84         $8.45
                                                               =====================

------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           (30.89)%      (15.22)%

------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                    $19,310       $20,392
------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $24,497       $16,941
------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (1.35)%       (0.57)%
 Expenses                                                       1.85%         1.58%
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                             1.78%         1.58%
------------------------------------------------------------------------------------
 Portfolio turnover rate                                         263%          214%



1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER EMERGING GROWTH FUND


  Class B     Year Ended October 31                             2002        2001 1
------------------------------------------------------------------------------------
 Per Share Operating Data
------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $8.38        $10.00
------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.12)         (.07)
 Net realized and unrealized loss                              (2.52)        (1.52)
                                                               ---------------------
 Total from investment operations                              (2.64)        (1.59)
------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          (.03)
------------------------------------------------------------------------------------
 Net asset value, end of period                                $5.74         $8.38
                                                               =====================

------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           (31.50)%      (15.96)%

------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $6,395        $3,866
------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $6,979        $2,256
------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (2.22)%       (1.78)%
 Expenses                                                       2.74%         2.47%
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                             2.67%         2.47%
------------------------------------------------------------------------------------
 Portfolio turnover rate                                         263%          214%



1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued


  Class C     Year Ended October 31                             2002        2001 1
-------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                          $8.39        $10.00
-------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.08)         (.04)
 Net realized and unrealized loss                              (2.56)        (1.54)
                                                               ----------------------
 Total from investment operations                              (2.64)        (1.58)
-------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          (.03)
-------------------------------------------------------------------------------------
 Net asset value, end of period                                $5.75         $8.39
                                                               ======================

-------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           (31.47)%       (15.88)%


-------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $4,877        $2,356
-------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $3,061        $1,022
-------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (2.25)%       (1.76)%
 Expenses                                                       2.72%         2.46%
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                             2.65%         2.46%
-------------------------------------------------------------------------------------
 Portfolio turnover rate                                         263%          214%



1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER EMERGING GROWTH FUND


  Class N     Year Ended October 31                             2002        2001 1
------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                          $8.43         $8.28
------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment loss                                            (.08)         (.05)
 Net realized and unrealized gain (loss)                       (2.54)          .20
                                                               ---------------------
 Total from investment operations                              (2.62)          .15
------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --            --
------------------------------------------------------------------------------------
 Net asset value, end of period                                $5.81         $8.43
                                                               =====================

------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           (31.08)%        1.81%

------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                       $594           $34
------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $412           $16
------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (1.63)%       (1.69)%
 Expenses                                                       2.18%         2.03%
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                             2.11%         2.03%
------------------------------------------------------------------------------------
 Portfolio turnover rate                                         263%          214%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER EMERGING GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued


  Class Y     Year Ended October 31                             2002        2001 1
------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                         $ 8.47        $10.00
------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.08)          .02
 Net realized and unrealized loss                              (2.51)        (1.51)
                                                               ---------------------
 Total from investment operations                              (2.59)        (1.49)
------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --          (.04)
------------------------------------------------------------------------------------
 Net asset value, end of period                                $5.88         $8.47
                                                               =====================

------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           (30.58)%      (14.99)%


------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                       $657          $232
------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $532          $ 30
------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (0.84)%       (0.97)%
 Expenses                                                       1.48%         3.87%
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction to
 custodian expenses                                             1.29%         1.28%
------------------------------------------------------------------------------------
 Portfolio turnover rate                                         263%          214%



1. For the period from November 1, 2000 (inception of offering) to October 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

24 | OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Emerging Growth Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares



25 | OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

   During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforward as follows:

                              Expiring
                              ----------------------
                              2009       $ 4,313,838
                              2010        10,396,300
                                         -----------
                              Total      $14,710,138
                                         ===========

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $419 resulting in an accumulated liability of $830 as of October 31, 2002.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

26 | OPPENHEIMER EMERGING GROWTH FUND

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $564,513. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

                                   Year Ended          Year Ended
                             October 31, 2002    October 31, 2001
                 ------------------------------------------------
                 Distributions paid from:
                 Ordinary income         $--              $46,187
                 Long-term capital gain   --                   --
                 Return of capital        --                   --
                                         ------------------------
                 Total                   $--              $46,187
                                         ========================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss    $       (830)
                 Accumulated net realized loss       (15,142,446)
                 Net unrealized depreciation          (2,310,060)
                                                    -------------
                 Total                              $(17,453,336)
                                                    =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

27 | OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended October 31, 2002           Year Ended October 31, 2001 1
                                  Shares              Amount           Shares                 Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                          3,152,945         $26,194,011        3,140,502            $29,588,885
 Dividends and/or
 distributions reinvested             --                  --            1,123                 10,817
 Redeemed                     (2,260,696)        (17,141,626)        (739,241)            (6,425,247)
                              -----------------------------------------------------------------------
 Net increase                    892,249         $ 9,052,385        2,402,384            $23,174,455
                              =======================================================================

-----------------------------------------------------------------------------------------------------
 Class B
 Sold                          1,439,747         $11,365,085          673,177            $ 5,993,055
 Dividends and/or
 distributions reinvested             --                  --              229                  2,205
 Redeemed                       (787,181)         (5,569,382)        (212,124)            (1,867,423)
                              -----------------------------------------------------------------------
 Net increase                    652,566         $ 5,795,703          461,282            $ 4,127,837
                              =======================================================================

-----------------------------------------------------------------------------------------------------
 Class C
 Sold                          1,063,885         $ 7,600,986          316,845            $ 2,842,900
 Dividends and/or
 distributions reinvested             --                  --               94                    910
 Redeemed                       (496,262)         (4,062,878)         (36,101)              (327,660)
                              -----------------------------------------------------------------------
 Net increase                    567,623         $ 3,538,108          280,838            $ 2,516,150
                              =======================================================================

-----------------------------------------------------------------------------------------------------
 Class N
 Sold                            196,949         $ 1,522,929            4,002            $    35,879
 Dividends and/or
 distributions reinvested             --                  --               --                     --
 Redeemed                        (98,624)           (728,881)              (1)                   (10)
                              -----------------------------------------------------------------------
 Net increase                     98,325         $   794,048            4,001            $    35,869
                              =======================================================================

-----------------------------------------------------------------------------------------------------
 Class Y
 Sold                            129,755         $ 1,009,456           27,300            $   238,662
 Dividends and/or
 distributions reinvested             --                  --               --                     --
 Redeemed                        (45,335)           (333,740)             (25)                  (182)
                              -----------------------------------------------------------------------
 Net increase                     84,420         $   675,716           27,275            $   238,480
                              =======================================================================


1. For the twelve-month period November 1, 2000 (inception of offering) to October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.

28 | OPPENHEIMER EMERGING GROWTH FUND

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $108,949,537 and $88,207,240, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $34,916,856 was composed of:

                     Gross unrealized appreciation  $ 2,024,249
                     Gross unrealized depreciation   (4,766,617)
                                                    ------------
                     Net unrealized depreciation    $(2,742,368)
                                                    ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $500 million of average annual net assets; 0.90% of the next $500 million; and 0.85% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund's average daily net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.



29 | OPPENHEIMER EMERGING GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate        Class A    Concessions    Concessions    Concessions    Concessions
                  Front-End      Front-End     on Class A     on Class B     on Class C     on Class N
              Sales Charges  Sales Charges         Shares         Shares         Shares         Shares
                 on Class A    Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended          Shares    Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
------------------------------------------------------------------------------------------------------
 October 31, 2002  $137,256        $40,503         $3,422       $128,561        $21,089         $7,860

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                          Class A        Class B        Class C        Class N
                       Contingent     Contingent     Contingent     Contingent
                         Deferred       Deferred       Deferred       Deferred
                    Sales Charges  Sales Charges  Sales Charges  Sales Charges
                      Retained by    Retained by    Retained by    Retained by
 Year Ended           Distributor    Distributor    Distributor    Distributor
------------------------------------------------------------------------------
 October 31, 2002            $236        $35,622           $904         $1,127


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $43,961, all of which were paid by the Distributor to recipients, and included $2,529 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

                                                                                                 Distributor's
                                                                      Distributor's                  Aggregate
                                                                          Aggregate               Unreimbursed
                                                                       Unreimbursed              Expenses as %
                        Total Payments         Amount Retained             Expenses              of Net Assets
                            Under Plan          by Distributor           Under Plan                   of Class
--------------------------------------------------------------------------------------------------------------
 Class B Plan                  $69,723                 $59,179             $144,916                      2.27%
 Class C Plan                   30,539                  14,566               37,084                       0.76
 Class N Plan                    2,054                   1,980               10,940                       1.84



30 | OPPENHEIMER EMERGING GROWTH FUND

--------------------------------------------------------------------------------
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at October 31, 2002.

31 | OPPENHEIMER EMERGING GROWTH FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Oppenheimer Emerging Growth Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Growth Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from November 1, 2000 (inception of offering) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Growth Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from November 1, 2000 (inception of offering) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 November 21, 2002

32 | OPPENHEIMER EMERGING GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33 | OPPENHEIMER EMERGING GROWTH FUND

TRUSTEES AND OFFICERS

Name, Age, Position(s) Held  Principal Occupation(s) During Past 5 Years /
with Fund and Length         Other Trusteeships/Directorships Held by Trustee /
of Service                   Number of Portfolios in Fund Complex Currently
                             Overseen by Trustee

INDEPENDENT                  The address of each Trustee in the chart below is
TRUSTEES                     6803 S. Tucson Way, Centennial, CO 80112-3924.
                             Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Leon Levy, Chairman of       General Partner (since 1982) of Odyssey Partners,
the Board of Trustees        L.P. (investment partnership) and Chairman of the
(since 2000)                 Board (since 1981) of Avatar Holdings, Inc. (real
Age: 77                      estate development). Oversees 31 portfolios in the
                             OppenheimerFunds complex.

Robert G. Galli,             A trustee or director of other Oppenheimer funds.
Trustee (since 2000)         Formerly Vice Chairman (October 1995-December
Age: 69                      1997) of OppenheimerFunds, Inc. (the Manager).
                             Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,        The Director (since 1991) of the Institute for
Trustee (since 2000)         Advanced Study, Princeton, N.J., director (since
Age: 64                      2001) of GSI Lumonics and a member of the National
                             Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a
                             Professor of Mathematics at Harvard University.
                             Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,           Professor Emeritus of Marketing, Stern Graduate
Trustee (since 2000)         School of Business Administration, New York
Age: 79                      University. Oversees 31 portfolios in the
                             OppenheimerFunds complex.

Joel W. Motley,              Director (January 2002-present), Columbia Equity
Trustee (since 2002)         Financial Corp. (privately-held financial
Age: 50                      adviser); Managing Director (January
                             2002-present), Carmona Motley Inc. (privately-held financial adviser); Formerly he held the following positions: Managing Director (January
                             1998-December 2001), Carmona Motley Hoffman Inc.
                             (privately-held financial adviser); Managing
                             Director (January 1992-December 1997), Carmona
                             Motley & Co. (privately-held financial adviser).
                             Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,       Author and architectural historian; a trustee of
Trustee (since 2000)         the Freer Gallery of Art and Arthur M. Sackler
Age: 73                      Gallery (Smithsonian Institute), Trustees Council
                             of the National Building Museum; a member of the Trustees Council, Preservation League of New York
                             State. Oversees 31 portfolios in the
                             OppenheimerFunds complex.

Kenneth A. Randall,          A director of Dominion Resources, Inc. (electric
Trustee (since 2000)         utility holding company) and Prime Retail, Inc.
Age: 75                      (real estate investment trust); formerly a
                             director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief
                             Executive Officer of The Conference Board, Inc.
                             (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                             American Motorists Insurance Company and American
                             Manufacturers Mutual Insurance Company. Oversees
                             31 portfolios in the OppenheimerFunds complex.

Edward V. Regan,             President, Baruch College, CUNY; a director of
Trustee (since 2000)         RBAsset (real estate manager); a director of
Age: 72                      OffitBank; formerly Trustee, Financial Accounting
                             Foundation (FASB and GASB), Senior Fellow of
                             Jerome Levy Economics Institute, Bard College,
                             Chairman of Municipal Assistance Corporation for the City of New York, New York State Comptroller and Trustee of New York State and Local Retirement
                             Fund. Oversees 31 investment companies in the OppenheimerFunds complex.


34 | OPPENHEIMER EMERGING GROWTH FUND

Russell S. Reynolds, Jr.,    Chairman (since 1993) of The Directorship Search
Trustee (since 2000)         Group, Inc. (corporate governance consulting and
Age: 70                      executive recruiting); a life trustee of
                             International House (non-profit educational organization), and a trustee (since 1996) of the Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro, Vice        Chairman Emeritus (since January 1991) of the
Chairman of the Board        Manager. Formerly a director (January 1969-August
of Trustees                  1999) of the Manager. Oversees 31 portfolios in
(since 2000)                 the OppenheimerFunds complex.
Age: 76

Clayton K. Yeutter,          Of Counsel (since 1993), Hogan & Hartson (a law
Trustee (since 2000)         firm). Other directorships: Caterpillar, Inc.
Age: 71                      (since 1993) and Weyerhaeuser Co. (since 1999).
                             Oversees 31 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------
INTERESTED TRUSTEE           The address of Mr. Murphy in the chart below is
AND OFFICER                  498 Seventh Avenue, New York, NY 10018. Mr. Murphy
                             serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,              Chairman, Chief Executive Officer and director
President and Trustee        (since June 2001) and President (since September
(since 2001)                 2000) of the Manager; President and a director or
Age: 53                      trustee of other Oppenheimer funds; President and
                             a director (since July 2001) of Oppenheimer
                             Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager;
                             a director (since November 2001) of
                             OppenheimerFunds Distributor, Inc., the Fund's distributor; Chairman and a director (since July
                             2001) of Shareholder Services, Inc. and of
                             Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds
                             Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the
                             Manager: OFI Institutional Asset Management, Inc.
                             and Centennial Asset Management Corporation (since
                             November 2001), HarbourView Asset Management
                             Corporation and OFI Private Investments, Inc.
                             (since July 2001); President (since November 1,
                             2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                             Investment Management Corp. and Tremont Advisers,
                             Inc., investment advisory affiliates of the Manager; Executive Vice President (since February
                             1997) of Massachusetts Mutual Life Insurance
                             Company, the Manager's parent company; a director
                             (since June 1995) of DLB Acquisition Corporation
                             (a holding company that holds the shares of David
                             L. Babson &Company, Inc.); formerly, Chief
                             Operating Officer (from September 2000 to June
                             2001) of the Manager; President and trustee (from
                             November 1999 to November 2001) of MML Series
                             Investment Fund and MassMutual Institutional
                             Funds, open-end investment companies; a director
                             (from September 1999 to August 2000) of C.M. Life
                             Insurance Company; President, Chief Executive
                             Officer and director (from September 1999 to
                             August 2000) of MML Bay State Life Insurance
                             Company; a director (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, a wholly-owned subsidiary of Emerald Isle Bancorp.
                             Oversees 69 portfolios in the OppenheimerFunds complex.



35 | OPPENHEIMER EMERGING GROWTH FUND

TRUSTEES AND OFFICERS  Continued

OFFICERS The address of the Officers in the chart below is as follows: for Mr. Zack and Ms. Granger, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Laura Granger, Vice          Vice President of the Manager (since October
President (since 2000)       2000); formerly a portfolio manager at Fortis
Age: 41                      Advisors (July 1998-October 2000) prior to which
                             she was portfolio manager at General Motors
                             Investment Management (July 1993-July 1998). An officer of 2 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,             Senior Vice President and Treasurer (since March
Treasurer, Principal         1999) of the Manager; Treasurer (since March 1999)
Financial                    of HarbourView Asset Management Corporation,
and Accounting Officer       Shareholder Services, Inc., Oppenheimer Real Asset
(since 1999)                 Management Corporation, Shareholder Financial
Age: 43                      Services, Inc., Oppenheimer Partnership Holdings,
                             Inc., OFI Private Investments, Inc. (since March
                             2000), OppenheimerFunds International Ltd. and
                             Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                             (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                             Financial Officer (since May 2000) of Oppenheimer
                             Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                             OppenheimerFunds Legacy Program (since April
                             2000); formerly Principal and Chief Operating
                             Officer (March 1995-March 1999), Bankers Trust
                             Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,              Senior Vice President (since May 1985) and General
Secretary (since 2001)       Counsel (since February 2002) of the Manager;
Age: 54                      General Counsel and a director (since November
                             2001) of OppenheimerFunds Distributor, Inc.;
                             Senior Vice President and General Counsel (since
                             November 2001) of HarbourView Asset Management
                             Corporation; Vice President and a director (since
                             November 2000) of Oppenheimer Partnership
                             Holdings, Inc.; Senior Vice President, General
                             Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder Financial
                             Services, Inc., OFI Private Investments, Inc.,
                             Oppenheimer Trust Company and OFI Institutional
                             Asset Management, Inc.; General Counsel (since
                             November 2001) of Centennial Asset Management
                             Corporation; a director (since November 2001) of
                             Oppenheimer Real Asset Management, Inc.; Assistant
                             Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                             President (since November 2001) of
                             OppenheimerFunds Legacy Program; Secretary (since
                             November 2001) of Oppenheimer Acquisition Corp.;
                             formerly Acting General Counsel (November
                             2001-February 2002) and Associate General Counsel
                             (May 1981-October 2001) of the Manager; Assistant
                             Secretary of Shareholder Services, Inc. (May
                             1985-November 2001), Shareholder Financial
                             Services, Inc. (November 1989-November 2001);
                             OppenheimerFunds International Ltd. and
                             Oppenheimer Millennium Funds plc (October
                             1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.

36 | OPPENHEIMER EMERGING GROWTH FUND

         OPPENHEIMER EMERGING GROWTH FUND

--------------------------------------------------------------------------------
 Investment Advisor          OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                 OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder    OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors        KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel               Mayer Brown Rowe & Maw

(c)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

37 | OPPENHEIMER EMERGING GROWTH FUND

INFORMATION AND SERVICES

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